UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2024

Standard BioTools Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Change of Control and Severance Plan

On August 27, 2024, the Human Capital Committee of the Board of Directors (the “Board”) of Standard BioTools Inc. (the “Company”) approved the Company’s 2024 Change of Control and Severance Plan and Participation Agreement thereunder (the “2024 Severance Plan”). The 2024 Severance Plan has a term until August 4, 2026 (the “Term”). The 2024 Severance Plan is intended to provide certain payments of cash severance and other benefits to the Company’s executive leadership team in the event of a qualifying termination of employment with the Company, other than for the Company’s Chief Executive Officer who is party to a Participation Agreement under the Company’s 2023 Change of Control and Severance Plan (the “2023 Severance Plan”).

Certain members of the Company’s executive leadership team and certain other designated employees are eligible to participate in the 2024 Severance Plan and to receive benefits thereunder. Each of Hanjoon Alex Kim (the Company’s Chief Operating Officer), David King, Ph.D. (the Company’s Senior Vice President of Global Research and Development), Agnieszka Gallagher (the Company’s Senior Vice President and Chief Legal Officer), Mona Abou-Sayed (the Company’s Senior Vice President of Standard BioTools Business System), Jeremy Davis (the Company’s Chief Commercial Officer), Anders Davas (the Company’s Senior Vice President of Global Operations), Betsy Jensen (the Company’s Chief Human Resources Officer), and Sean Mackay (the Company’s Chief Business Officer) have entered into Participation Agreements under the 2024 Severance Plan. For such individuals, the 2024 Severance Plan supersedes the severance and/or change in control related benefits previously provided to such individuals under the Company’s 2023 Severance Plan and any prior employment and severance agreements.

Under the 2024 Severance Plan, if the executive’s employment is terminated outside of the period beginning three months before a Change of Control (as defined in the 2024 Severance Plan) and ending 12 months after a Change of Control (such period, the “Change of Control Period”) for a reason other than Cause (as defined in the 2024 Severance Plan) or the executive’s death or Disability (as defined in the 2024 Severance Plan), then, subject to the severance conditions provided in the 2024 Severance Plan, the executive will be entitled to receive the following severance benefits:

•  Continued payments (less applicable withholdings) totaling 100% of the executive’s annual base salary in effect as of the date of termination in equal installments over a period of 12 months.

•  A pro-rated lump-sum payment of the executive’s annual target bonus in effect immediately prior to the termination.

•  Reimbursement of costs of continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 12 months.

•  If the termination occurs prior to the end of the Term, 100% vesting acceleration of the executive’s then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless expressly otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

•  Reasonable outplacement services in accordance with any applicable policy of the Company that is in effect as of the executive’s termination (or if no such policy is in effect, as determined by the Company).

Under the 2024 Severance Plan, if an executive’s employment is terminated within the Change of Control Period either (i) by the Company for a reason other than Cause or the executive’s death or Disability or (ii) by the executive for Good Reason (as defined in the executive’s Participation Agreement under the 2024 Severance Plan), then, subject to the severance conditions provided in the 2024 Severance Plan, the executive will be entitled to receive the following severance benefits:

•  A lump-sum payment (less applicable withholdings) totaling 150% of the sum of (x) his or her annual base salary (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) plus (y) the greater of (A) his or her annual target cash incentive (as in effect immediately before termination or immediately before the Change of Control, whichever is higher) or (B) the average of the annual cash incentives actually paid to him or her for the three fiscal years preceding the year in which his or her termination occurs.

•  A pro-rated lump-sum payment of the executive’s annual target bonus in effect immediately prior to the Change of Control or the termination, whichever is greater.

•  Reimbursement of costs for continued health coverage for the executive, his or her spouse, and/or his or her dependents, as applicable, for a period of up to 18 months.

•  100% vesting acceleration of his or her then-outstanding and unvested equity awards, provided that, if an equity award is to vest and/or the amount of the award to vest is to be determined based on the achievement of performance criteria, then, unless otherwise provided in the applicable equity award agreement, 100% of such equity award will vest assuming the applicable performance criteria had been achieved at target levels for the relevant performance period(s).

The foregoing description of the 2024 Severance Plan and the Participation Agreement thereunder does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Severance Plan, including the Participation Agreement thereunder, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1+	2024 Change of Control and Severance Plan and Participation Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+     Management compensation plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024	STANDARD BIOTOOLS INC.

	By:	/s/ Michael Egholm, Ph.D.
	Name:	Michael Egholm, Ph.D.
	Title:	President and Chief Executive Officer